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                                                      EXHIBIT 10.63


              $16,600,000 LOAN MADE BY FIRST UNION NATIONAL BANK
   TO FIRST SECURITY BANK, NATIONAL ASSOCIATION, AS OWNER TRUSTEE UNDER THE
                GUILFORD REAL ESTATE TRUST 1998-1 AND INSURED
                 PURSUANT TO THE CONVENTIONAL LOAN PROGRAM OF
           THE MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY

                             INSURANCE AGREEMENT

      THIS INSURANCE AGREEMENT (this "Agreement") is entered into as of this 29th day of June, l998 by and between the MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY, a body corporate and politic and a public instrumentality of the State of Maryland (the "Authority"), and FIRST UNION NATIONAL BANK, a national banking corporation (the "Lender").

      In consideration of the premises, the respective representations, warranties, covenants and agreements contained in the Participation Agreement dated as of February 5, 1998 by and between Guilford Pharmaceuticals Inc., First Security Bank, National Association as Owner Trustee under the Guilford Real Estate Trust 1998-1, First Union National Bank, and other lenders and holders from time to time (the "Participation Agreement"), and in consideration of the respective undertakings of all of the parties to the transactions described herein and therein, the Authority and the Lender agree as follows:

                                  ARTICLE I
                                 DEFINITIONS

      Section 1.1. Defined Terms. Unless the context clearly indicates otherwise, the terms defined in this Article shall have the meanings set forth in this Section 1.1. Certain other terms used in this Agreement are defined in the Participation Agreement. When and if used herein, such terms shall have the meanings given to them in the Participation Agreement and shall be construed in accordance with the rules of construction set forth in the Participation Agreement, unless clearly specified otherwise or unless the context clearly indicates otherwise.

      "Assignment Agreement" means the Assignment of Cash Collateral Account dated as of February 5, 1998 pursuant to which Guilford pledges the Cash Collateral to the Lender, as agent for the Borrower as lessor, the Lenders and the Holders.

      "Authority's Insurance Premium" means the annual insurance premium which is waived by the Authority under Article 83A, Section 5-937 of the Maryland Industrial Development Financing Authority Act of the Annotated Code of Maryland.

      "Authorized Purpose Insurance Fund" means the Authorized Purpose Insurance Fund created pursuant to the Maryland Industrial Development Financing Authority



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Act. The faith and credit of the State are not pledged to the Authorized Purpose
Insurance Fund.

      "Borrower" means First Security Bank, National Association, not individually, except as expressly stated in the various Operative Agreements, but solely as the Owner Trustee under the Guilford Real Estate Trust 1998-1, its successors and permitted assigns. The Borrower is also defined as the "Owner Trustee" and the "Lessor" in the Participation Agreement.

      "B-Note" means the Tranche B Note dated February 20, 1998 in the principal amount of $2,800,000 made by the Borrower to the Lender and secured by a first priority security interest in the Property.

      "Cash Collateral" means such cash and cash equivalents of at least $14,855,000 pledged by Guilford to the Lender and maintained by the Lender in a trust account pursuant to the Assignment Agreement as security for the Loan.

      "Certification" means the written certification to be made by the Lender to the Authority in accordance with Section 6.2 hereof which shall include (a) a certification of the amount of the Loan Deficiency, (b) a detailed statement as to the calculation of such amount, and (c) a certification that the Lender has completed with due diligence the enforcement of the Operative Agreements and the liquidation of the Security.

      "Claim" means any liability, suit, action, claim, demand, lien, loss, expense or cost of any kind or nature whatsoever.

      "Closing Date" means the date of this Agreement.

      "Completion Certificate" means collectively the Completion Certificates delivered to the Lender in accordance with Section 5.4A(e) of the Participation Agreement.

      "Deed of Trust" means the Deed of Trust, Assignment of Leases and Security Agreement dated February 20, 1998 executed and delivered by the Borrower and Guilford in favor of the trustee for the Lender, creating a first lien on real property located at Lot 2B, Holabird Industrial Park, in Baltimore City, Maryland, together with all Supplements thereto from time to time made in accordance with the terms thereof and of this Agreement.

      "Guarantor" means Guilford.

      "Guaranty" means the Guaranty Agreement dated as of February 5, 1998 executed and delivered by the Guarantor, together with all Supplements thereto from time to time made in accordance with the terms thereof and of this Agreement.

      "Guilford" means Guilford Pharmaceuticals Inc., a Delaware corporation.


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Guilford is also defined as the "Lessee" and "Construction Agent" in the
Participation Agreement.

      "Holders" means any holders making Holder Advances under the terms of the Operative Agreements. As of the Closing Date, the Lender is the only Holder.

      "Holder Advances" means advances made by the Holders to the Borrower in the maximum amount of $600,000 pursuant to the terms of the Trust Agreement and the Participation Agreement and secured by a second priority interest in the Property.

      "Insured Portion of the Note" means the sum of (a) six and three hundredths percent (6.03%) of the outstanding principal balance of the Note calculated as of the date of the Authority's response to the most recent Notice of Default in accordance with Section 5.1 of this Agreement or in the event the Authority fails to respond within the time period required by
Section 5.1 of this Agreement, then as of the date of the expiration of such time period, plus (b) six and three hundredths percent (6.03%) of all accrued and unpaid interest at the pre-default rate on the Note calculated as of the date of the Authority's response to the most recent Notice of Default in accordance with Section 5.1 of this Agreement or in the event the Authority fails to respond within the time period required by Section 5.1 of this Agreement, then as of the date of the expiration of such time period; provided, however, that in no event shall the Authority's obligations under this Agreement exceed $1,000,000. The Insured Portion of the Note is calculated on the principal and interest due prior to application of any proceeds received from enforcement of the Operative Agreements and liquidation of the Security.

      "Lease" means the Lease Agreement dated as of February 5, 1998 between the Borrower and Guilford pursuant to which Guilford is leasing the Property from the Borrower.

      "Lender" means First Union National Bank, a national banking association. The Lender is also defined as the "Agent" under the Participation Agreement.

      "Lenders" means the lenders making the Loans to the Borrower under the terms of the Operative Agreements. As of the Closing Date, the Lender is the only lender.

      "Loan" means the $16,600,000 loan made by the Lender to the Borrower and evidenced by the Operative Agreements. The "Loan" is also defined as the "Tranche A Loans" in the Participation Agreement.

      "Loans" means the Loan and the loan evidenced by the B-Note.

      "Loan Deficiency" means (a) the outstanding principal balance of the Loan, plus all accrued and unpaid interest at the pre-default rate on the Note as of the date of the Certification (without deduction for the application of any proceeds received from enforcement of the Operative Agreements and liquidation of the Security), less (b) the



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Net Proceeds resulting from the enforcement of the Operative Agreements and the liquidation of the Security in accordance with Section 5.2B hereof.

      "MIDFA Agreement" means the MIDFA Agreement of even date herewith by and between MIDFA, the Lender, the Borrower and Guilford.

      "Net Proceeds" means the amount, if any, by which (a) all those proceeds resulting from the enforcement or liquidation of the liens and security interests created by the Operative Agreements in the Security exceeds (b) reasonable costs and expenses incurred by the Lender in connection with the Loans and the Holder Advances in enforcing the Operative Agreements or liquidating the liens and security interests evidenced and secured by the Operative Agreements.

      "Note" means the Tranche A Note dated February 20, 1998 in the maximum principal amount of $16,600,000 made by the Borrower to the Lender, together with all Supplements thereto from time to time made in accordance with the terms thereof and of this Agreement.

      "Notice" means a written communication given by personal delivery or by certified mail, postage prepaid, return receipt requested, addressed to the person to whom such communication is to be given, at the following addresses or such other address as the Lender or the Authority may specify hereafter:

Authority:        MARYLAND INDUSTRIAL DEVELOPMENT
                        FINANCING AUTHORITY
                  Redwood Tower, 22nd Floor
                  217 East Redwood Street
                  Baltimore, Maryland  21202
                  Attention:  Executive Director




Lender:           FIRST UNION NATIONAL BANK
                  c/o First Union Capital Markets Group
                  DC-6
                  301 South College Street
                  Charlotte, North Carolina  28222-0166
                  Attention:  Ms. Jane O. Hurley, Capital Markets Services

      "Notice of Default" means the Notice of the occurrence of an Event of Default under the Operative Agreements given by the Lender to the Authority stating the procedures and remedies the Lender proposes to follow with respect to the Event of Default.

      "Operative Agreements" shall have the meaning given to such term in the




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Participation Agreement.

      "Property" means the land and improvements located at Lot 2B, Holabird Industrial Park, in Baltimore City, Maryland owned by the Borrower and leased to Guilford, and more fully described in the Deed of Trust.

      "Security" means the Collateral, the Cash Collateral, the Deed of Trust, the Guaranty, and all other security for the Loans and the Holder Advances.

      "State" means the State of Maryland.

      "Supplements" means any and all extensions, renewals, modifications, amendments, supplements and substitutions.

                                  ARTICLE II
                              INSURANCE OF LOAN

      Section 2.l. A. Terms and Conditions. Subject to the terms and conditions hereof, and in the manner provided herein, the Authority agrees to pay to the Lender, and to the assigns of the Lender permitted by Section 8.l hereof, from the Authorized Purpose Insurance Fund, the lesser of the Insured Portion of the Note or the Loan Deficiency. It is understood and agreed that it is a requirement for the Authority's insurance that the Loan be secured by a first priority interest in the Cash Collateral and the Guaranty, and by a third priority lien on the Property subject to the interest of the B-Note and the Holder Advances. Interest on the Loan due and payable in excess of the LIBOR rate of interest plus 5/8% shall not be insured by the Authority under this Agreement. It is also understood and agreed that if and when the Lender exercises its remedies under the Operative Agreements in accordance with the provisions of this Agreement, (a) the Net Proceeds resulting from the enforcement of the Operative Agreements with respect to the lien on the Property shall be first applied to the repayment in full of the B-Note and the Holder Advances and then to the extent available to the repayment of the Note, and (b) the Net Proceeds resulting from the enforcement of the Operative Agreements with respect to the assignment of the Cash Collateral and the Guaranty shall be first applied to the repayment in full of the Note and then to the extent available to the repayment of the B-Note and the Holder Advances. The Authority will not insure any late payment charges or interest thereon or any other fees or charges.

                    B. Limitations. Notwithstanding any provision in the Operative Agreements to the contrary, the Authority's insurance shall apply to the Property only and not to any other property or financing allowed under the provisions of the Operative Agreements.

                    C. Completion of Facility.

                       (1) If the proceeds of the Note are not fully disbursed upon the



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receipt and approval by the Lender of the Completion Certificate, the Authority
and the Lender agree to enter into an amendment to this Agreement at that time to modify the Insured Portion of the Note to reflect the accurate percentage of $1,000,000 to the total principal amount advanced under the Note.

                       (2) The Authority's obligation to pay under this Agreement shall not cover the risks of construction and completing the Facility and shall not be effective until the Authority shall have received a Notice from the Lender that the Lender has received and approved the Completion Certificate; however, the Authority and the Lender shall be entitled to the remaining provisions of this Agreement relating to consents and approvals and other rights of the Authority and the Lender under the terms of this Agreement.

        Section 2.2. Authority's Insurance Premium. The Authority waived the payment of the Authority's Insurance Premium at the time of approval of its insurance.

                                 ARTICLE III
          REPRESENTATIONS AND WARRANTIES; FINDINGS BY THE AUTHORITY

        Section 3.1. Representations and Warranties of the Authority. The Authority hereby represents and warrants the following to the Lender:

                  A. Organization of the Authority. The Authority is a body corporate and politic and a public instrumentality of the State.

                  B. Authority. Under the provisions of the Maryland Industrial Development Financing Authority Act, as amended, the Authority has the power to enter into this Agreement and the MIDFA Agreement, and the transactions contemplated hereunder and thereunder and to carry out its obligations hereunder and thereunder.

                  C.   Necessary Actions.  By proper action, the Authority has
(1) approved the Loan and the acquisition of the Property, (2) approved financial assistance with respect to the transaction as described herein, and
(3) duly authorized the execution of this Agreement and the MIDFA Agreement.

                  D. Compliance with Laws. The Authority is not in violation of any laws of the State which would affect its existence or its ability to enter into this Agreement or the MIDFA Agreement or to carry out its obligations hereunder or thereunder.

                  E. Satisfaction of Conditions Precedent. To the best of the Authority's knowledge, all conditions precedent to its insurance of the Loan have been satisfied or waived or provisions for the satisfaction thereof have been made pursuant to a post closing agreement.

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        Section 3.2.   Findings and Determinations by the Authority.  The
Authority hereby confirms each of the findings and determinations made by the Authority in the Authority's resolutions dated January 29, 1998 and February 26, 1998.

                                  ARTICLE IV
           REPRESENTATIONS AND WARRANTIES; COVENANTS OF THE LENDER

        Section 4.l. Representations and Warranties of the Lender. The Lender hereby confirms each of the representations and warranties made by the Lender in the Operative Agreements and represents and warrants the following to the Authority:

                  A. Authority of Lender. The Lender has full corporate power and authority to enter into and execute and deliver this Agreement and each of the other Operative Agreements executed and delivered by it and to enter into the transactions contemplated hereunder and thereunder and to carry out and perform its obligations hereunder and thereunder.

                  B. Execution of Operative Agreements. This Agreement and each of the Operative Agreements executed and delivered by the Lender have been duly and properly executed by the Lender.

                  C. Satisfaction of Conditions Precedent. To the best of the Lender's knowledge, all conditions precedent to its extension of the Loan have been satisfied or waived or provisions for the satisfaction thereof have been made pursuant to a post closing agreement.

                  D. Authority's Subrogation Rights. The Lender acknowledges and agrees to all of the Authority's rights of subrogation as may be available under law and in the MIDFA Agreement and in the Operative
Agreements.

                  E. No Defaults. Neither the Borrower nor Guilford is in default under the terms of the Operative Agreements; the Lender has waived no defaults or events of default of the Borrower or Guilford since February 20, 1998; and no amendments have been made to the Operative Agreements since February 20, 1998.

        Section 4.2. Covenants of the Lender. Until this Agreement has been terminated and is of no further force and effect, the Lender will:

                  A. Administration of Security and Operative Agreements. Prudently service and administer the Security and the Operative Agreements in accordance with the terms and provisions of the Operative Agreements. In the servicing and administration of the Security and the Operative Agreements, the Lender will:

                       1. collect and receive payments to be made by the Borrower under the Note, the B-Note and the Holder Advances and by the Borrower or other persons under the other Operative Agreements and apply such proceeds in accordance



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with the provisions of the Operative Agreements;

                  2. exercise the same degree and standard of care that it exercises in the servicing and administration of loans for its own account, similar in nature and amount to the Loan;

                  3. act in accordance with generally accepted business and lending practices (including the monitoring of covenants under the Operative Agreements); and

                  4. take all reasonable steps to collect all amounts due under the Operative Agreements, including, without limitation, the enforcement of the Operative Agreements and the liquidation of the Security.

            B. Advance of Proceeds. Advance the proceeds of the Loans and the Holder Advances in accordance with the provisions of the Operative Agreements.

            C. Tax and Insurance Escrow (if any). Maintain and administer the escrow account (if any) required by the Operative Agreements for the payment of property taxes and insurance, and, if such escrow account is maintained, pay, on or prior to the date on which the same are due and payable, all property taxes and premiums on the insurance required by the Operative Agreements.

            D. Perfection of Encumbrances. File all necessary financing statements and deeds of trust within the time prescribed by Maryland law and the laws of other states, and take all necessary action to continue the perfection of any mortgage, pledge, lien, security interest, charge or other encumbrance in favor of or securing the Authority and/or the Lender.

            E. Books and Accounting. Maintain customary records as may be required by its supervisory authorities with respect to all moneys received by it pursuant to the Operative Agreements, and make such records available to the Authority at all reasonable times during the normal business hours of the Lender.
            F. Custody of Operative Agreements. Retain physical possession of the Operative Agreements and all policies of insurance.

            G. No Assignment or Transfer of Operative Agreements. Not assign or transfer the Note or its interest in and under the other Operative Agreements to any other Holder without the prior written consent of the Authority, which consent will not be unreasonably withheld. Provided, however, that the Lender may, subject to the terms and conditions of the Operative Agreements, grant participation in the Loan without the Authority's consent, so long as the Lender continues to be liable for its obligations under this Agreement and any such participation agreement between the Lender and such purchaser specifically states that such purchaser is not entitled to any direct rights under this Agreement, but only such derivative rights as may arise



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through its participation agreement with the Lender.

            H. Enforcement of Covenants and Agreements. Enforce all covenants and agreements required to be maintained under the Operative Agreements unless such covenants or agreements have been waived by the Authority.

            I. Enforcement of Claims and Remedies. Enforce all Claims, and upon the occurrence of an Event of Default which has not been waived by the Authority, use all reasonable efforts to collect all sums due from the Borrower, Guilford and any other person so as to minimize the liability of the Authority. Except as may be provided otherwise in this Agreement, the Lender will enforce and pursue all remedies which it has against the Borrower, Guilford and any other person. In the event payments or expenses are incurred by the Authority under this Agreement and such payments or expenses are thereafter collected by the Lender from any person, the Lender will promptly remit such sums to the Authority.

            J. Duties Upon Acceleration of Maturity. Upon the occurrence of an Event of Default and the acceleration of the maturity of the Note:

                  1. enforce the Operative Agreements and liquidate the Security and continue with due diligence until completion, such enforcement and liquidation;

                  2. pursue without delay and with due diligence any course of action permitted by the Operative Agreements and approved by the Authority (which approval shall not be unreasonably withheld), including, without limitation, the management and preservation of the Security until and through final liquidation thereof, exercising any of the remedies set forth in the Operative Agreements, and in the case of any liquidation or foreclosure proceeding, the prosecution of any claim for a deficiency judgment; and

                  3. work together with and keep the Authority apprised of all such enforcement and liquidation proceedings.

            K. Application of Proceeds. Apply any proceeds recovered by the Lender from any sources in connection with any Security to the payment or prepayment of the sums due and owing to the Lender under the Note and the other Operative Agreements, including, but not limited to the following:

                  1. any payment or performance bond in connection with the Loan to the extent not needed to complete construction;

                  2. any policy of insurance referred to in the Operative Agreements;

                  3.    any title insurance policy on the Property;



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                  4.    any rentals received as a result of leasing the
Security, or any portion thereof;

                  5.    any sale of the Security, or any portion thereof;

                  6. the amount (if any) of any condemnation awards or insurance proceeds allocable to the Security and remaining after payment of all expenses (including attorneys' fees) incurred in their collection (unless otherwise applied in accordance with the Operative Agreements);

                  7. any sums collected as a result of any breach by any tenant from such tenant under any lease or sublease heretofore or hereafter executed in connection with, or for, the use and occupation of the Security (or any part thereof), including (without limitation) the Lease, together with any and all extensions, renewals, modifications, amendments, supplements and substitutions; and

                  8. any sums collected under the Guaranty and any other similar agreement of guaranty or indemnification.

Provided, however, that to the extent the Authority makes any payments or suffers any losses pursuant to this Agreement, the Lender shall pay to the Authority any excess of such proceeds after (a) the payment or prepayment of all sums due and owing to the Lender under the Note and the other Operative Agreements and (b) the payment of all sums incurred by the Lender in managing, preserving, owning and selling any Security.

            L. No Waiver of Claims or Events of Default. Not, without the prior written consent of the Authority, waive any (1) Claim against the Borrower, Guilford or any other person under any of the Operative Agreements or (2) Event of Default under the Operative Agreements.

            M. Assignment of Operative Agreements to the Authority. If the Authority makes any payment to the Lender required by this Agreement, and all sums due under the Note and the other Operative Agreements are simultaneously or thereafter paid in full, assign to the Authority, without recourse, within five days after all sums due under the Note and the other Operative Agreements are paid in full, all of its right, title and interest in and to the Operative Agreements. The Lender's duties and obligations to the Authority shall cease and terminate immediately upon such assignment.

            N. Amendment of Operative Agreements. Not, without the prior written consent of the Authority, agree to any amendment, supplement or modification to the Operative Agreements.

            O. Additional Indebtedness and Liens. Notwithstanding any provision in the Operative Agreements to the contrary, not, without the prior written


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consent of the Authority, extend additional loans to the Borrower or Guilford or take additional liens on the Borrower's or Guilford's property.

                                  ARTICLE V
               EVENT OF DEFAULT UNDER THE OPERATIVE AGREEMENTS

        Section 5.1.   Notification Procedures Upon Occurrence of Event of
Default.

                  A. Notification by Lender to the Authority. Within 10 days after (1) the failure of the Borrower to pay any principal of, or interest on, the Loan as and when due and payable or (2) the Lender has knowledge of the occurrence of any other Event of Default described in the Operative Agreements, the Lender shall send a Notice of Default to the Authority.

                  B. Notification by Authority to the Lender. Within 15 days after receipt of a Notice of Default from the Lender, the Authority shall send a Notice to the Lender stating the Authority's intent to proceed in accordance with one of the four options described in Section 5.2 hereof and specifying the option the Authority has elected to pursue. The Lender shall not exercise any remedy under the Operative Agreements or pursue any Claim against the Borrower or any other person until (1) receipt of such Notice from the Authority or (2) the expiration of such 15 day period in the event the Authority fails to give such Notice.

        Section 5.2. Authority's Options Upon Occurrence of Event of Default. The Authority's four options upon receipt of a Notice of Default are described in the following Subsections A, B, C, and D:

                  A. Authority's Right to Cure. The Authority shall have the right to cure any Event of Default which can be cured by the Authority. If the Authority elects to cure, it shall cure such Event of Default within 60 days after receipt of a Notice of Default. The Lender covenants and agrees that following receipt of the Authority's election to cure any Event of Default, the Lender will not, by action at law, in equity, or otherwise, demand payment under the Note, or enforce any of the Operative Agreements or liquidate any of the Security without specific written authorization from the Authority. Nothing contained in this Agreement shall obligate the Authority to cure any Event of Default, nor shall the curing of any Event of Default by the Authority constitute a waiver of any Claim or remedy of the Lender or the Authority under the Operative Agreements against the Borrower, Guilford or any other person. Any payment by the Authority under this subsection shall decrease its obligations under this Agreement.

            Notwithstanding the foregoing provisions of this Section 5.2A:

                       1. In the event that the Lender sends a Notice to the Authority stating that the Lender has determined that the Security will be materially impaired by any delay or omission to exercise any Claim or remedy described in the Operative


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Agreements, the Lender may, with the prior written consent of the Authority, which consent will not be unreasonably withheld, exercise any such Claim or remedy and the Authority's obligation hereunder shall remain in full force and effect, and the Authority shall proceed under one of the remaining three options described in Subsections B, C, or D of this Section 5.2.

                       2. In the event that the Authority receives a Notice of Default, and the Event of Default described therein cannot be cured by the Authority, the Lender shall request the Authority to (a) elect one of the remaining three options described in Subsections B, C or D of this Section
5.2, or (b) take no action. If the Lender requests that the Authority take no action, the Authority may send a Notice to the Lender stating that the Authority has determined that the Security will be materially impaired by any delay or omission to exercise any option described in this Agreement, and the Authority shall, with the prior written consent of the Lender, which consent will not be unreasonably withheld, proceed under any of the remaining three options described in Subsections B, C or D of this Section 5.2.

                       3. At any time after the Authority has elected to exercise its right to cure under this Subsection A, upon 15 days Notice to the Lender, the Authority may proceed under any of the remaining three options described in Subsections B, C or D of this Section 5.2.

                  B. Acceleration of Maturity. Subject to approval by the Lender, which approval shall not be unreasonably withheld, if the Authority elects to proceed under this Subsection B, it shall (1) send Notice to the Lender, directing the Lender to accelerate the maturity of the Note and proceed to enforce the Operative Agreements and liquidate the Security, and
(2) thereafter make payments in accordance with Article VI hereof.

                  C. Purchase of Operative Agreements by the Authority. If the Authority elects to proceed to purchase the Operative Agreements, it shall send Notice to the Lender of its intent to proceed under this Subsection C. Within 30 days following such Notice, on a date designated by the Authority, the Authority shall purchase the Operative Agreements by payment in full of the outstanding principal balance due under the Note, plus all accrued and unpaid interest thereon, and all other sums due under the B-Note, the Holder Advances and the other Operative Agreements as of such date of purchase. Simultaneously with any such purchase, the Lender shall assign to the Authority, without recourse, all of its right, title and interest in and to the Operative Agreements and the Security.

                  D. Payment of Insured Portion of the Note. If the Authority elects to pay the Insured Portion of the Note and proceed under this Subsection D, within 15 days of the last to occur of (1) receipt by the Authority of a Notice of Default or (2) the Authority's ceasing to cure any Event of Default pursuant to Subsection A hereof, the Authority shall send Notice (as provided under Section 5.1B or Section 5.2A(3), as appropriate) to the Lender of the Authority's intent to pay to the Lender the Insured



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Portion of the Note. Payments shall be made in accordance with Article VI hereof.

                                   ARTICLE VI
                            PAYMENT BY THE AUTHORITY

        Section 6.1. Payment by the Authority. Upon the occurrence of an Event of Default, if the Authority elects to proceed pursuant to either one of the options described in Section 5.2B or 5.2D hereof, the Authority shall make payments to the Lender to the extent provided in this Section 6.1. Upon such payment, the obligations of the Authority hereunder shall terminate, and the Authority shall be forever discharged from any and all liability hereunder.

                  A. Payments Upon Acceleration of Maturity. If the Authority elects to proceed pursuant to the option described in Section 5.2B hereof, the Authority will pay to the Lender the lesser of (a) the Insured Portion of the Note, or (b) the Loan Deficiency. The Authority shall not be obligated to make any payment pursuant to this subsection until the Lender shall have sent a Notice requesting payment by the Authority. Such Notice shall include a Certification.

                  B. Payment Upon Election to Pay Insured Portion of the Note. If the Authority elects to proceed pursuant to the option described in
Section 5.2D hereof, the Authority will pay to the Lender the Insured Portion of the Note.

            Section 6.2. Procedure for Payment by the Authority. Any payment by the Authority hereunder shall be made in lawful money of the United States, and may be made by check of the Maryland State Treasurer. Payment by the Authority may be made by either of the following (at the option of the Authority):

                  A. Lump Sum Payment. A lump sum payment payable within 30 days after (1) receipt and approval, at a regularly scheduled monthly meeting, by the Authority of the Certification, if payment is made pursuant to Section 6.1A hereof, or (2) receipt by the Lender of the Authority's
Notice to the Lender of the Authority's intent to pay the Insured Portion of the Note, if payment is made pursuant to Section 6.1B hereof.

                  B. Monthly Installments. Equal monthly installments of principal over the remaining balance of the period beginning on the Closing Date and ending on the date on which the Loan matures in accordance with the terms of the Note, as if no Event of Default had occurred, plus interest thereon at the rate of interest in effect under the Note at the time the Event of Default occurred. Such monthly installments shall commence on the next date specified in the payment schedule contained in the Note, following the Authority's receipt and approval, at its regularly scheduled monthly meeting, of the Certification or Notice of Default referred to in Subsection A above. (For the purposes of this Section 6.2B, the Insured Portion of the Note shall be calculated as of the date of the first monthly installment payment.)

        Section 6.3. Late Payments by the Borrower. In the event that the Authority makes a payment to the Lender pursuant to its right to cure an Event of Default under Section 5.2A above and the Borrower or another person subsequently pays the Lender the amount due, the Lender shall advise the Authority of its receipt of payment from the Borrower or on its behalf and shall remit any excess moneys to the Authority.

                                 ARTICLE VII
                              DEFAULTS; REMEDIES

        Section 7.1. Default by Lender. It shall be a default under this Agreement if the Lender breaches any of the covenants or provisions of this Agreement and fails to cure such breach or to commence and diligently pursue such cure within 30 days after receipt of a Notice from the Authority specifying such breach.

        Section 7.2. Default by Authority. It shall constitute a default under this Agreement if the Authority fails to make any payment or breaches any covenants or provisions of this Agreement and fails to cure such breach or to commence and diligently pursue such cure within 30 days after receipt of a Notice from the Lender specifying such breach.

        Section 7.3. Remedies of Authority on Lender's Default. Whenever a default referred to in Section 7.1 hereof occurs, the Authority may take any one or more of the following remedial steps:

                  A. Notice of Default. The Authority shall send the Lender a Notice of any default specified in Section 7.1 hereof.

                  B. Agreement Null and Void. The Authority, at its option, at the expiration of any cure period set forth in Section 7.1 of this Agreement, may by a Notice to the Lender declare this Agreement to be null and void and of no further force and effect, if the Authority reasonably determines that as a result of the Lender's default, the Security, or any portion thereof, has been materially impaired.

                  C. Reduction of the Authority's Obligations. The Authority, at its option, may elect to reduce its obligation to pay to the Lender the amounts required by Section 2.1 and Article VI hereof, by the amount by which any default by the Lender has, in the opinion of the Authority, (1) reduced or impaired the value of any Security for the Loan, or (2) adversely affected the ability of the Lender to enforce the Operative Agreements or liquidate the Security.

        Section 7.4. Remedies of Lender on Authority's Default. Except to the extent provided in Section 8.2 of this Agreement, upon any default by the Authority under this Agreement, the Lender shall send the Authority Notice of such default, and if such default is not cured within 30 days after delivery of such Notice, the Lender may proceed to exercise any rights or remedies under the Operative Agreements with or without notice to or approval of the Authority, notwithstanding any other terms or provisions of this Agreement.

        Section 7.5. No Additional Waiver Implied by One Waiver. In the event any covenant or provision contained in this Agreement is breached by the Lender and such breach is thereafter waived by the Authority, such waiver shall be limited to the particular breach so waived and the Authority shall not be deemed to have waived any other breach hereunder.

        Section 7.6. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Authority or the Lender is intended to be exclusive of any other available remedy or remedies but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

                                 ARTICLE VIII
                                MISCELLANEOUS

        Section 8.1. Requirements for Liability to Subsequent Lender. Notwithstanding the provisions of Section 4.2G hereof, the Authority shall not be liable under the terms and provisions of this Agreement to any subsequent Lender unless:

                  A. Agreement by Subsequent Lender. Such Lender, simultaneously with the acquisition of the Note and the other Operative Agreements, agrees in writing to be bound by the terms and provisions of this Agreement and to keep and perform all of the terms, covenants and conditions of this Agreement on the part of the Lender to be kept and performed; and

                  B. Authority Approval. The Authority has approved, in writing, the assignment or transfer of the Note and the other Operative Agreements to such Lender, which consent will not be unreasonably withheld.

        Section 8.2. Inability of Authority to Perform its Obligations. Notwithstanding any other terms or provisions of this Agreement, in the event the Authority is temporarily or permanently prevented, restricted or delayed in the performance of any or all of the duties and obligations imposed upon or assumed by it hereunder, by act of the General Assembly of Maryland, by a court of competent jurisdiction or by administrative delay not due to the fault of the Authority, its members or agents, the Authority (and its members and agents) shall not be liable directly or indirectly for any Claims caused to or suffered by the Lender or any other person in connection with or as a result of such prevention, restriction or delay. Upon the termination of a temporary prevention, restriction or delay in the performance by the Authority of any or all of the duties and obligations imposed upon or assumed by it hereunder, the Authority shall resume and continue to perform such duties and obligations to the extent permitted by law.

        Section 8.3. Conflict of Terms. In the event of any conflict between the provisions of this Agreement and any of the other Operative Agreements, the provisions of this Agreement shall control insofar as the rights and duties of the Authority are concerned.

        Section 8.4. Severability. If any provision or remedy set forth in this Agreement for any reason shall be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or remedy of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or remedy had never been set forth but only to the extent of such invalidity, illegality or unenforceability.

        Section 8.5. Binding Effect. Subject to the provisions hereof, this Agreement shall bind upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns of the Lender meeting the requirements of Section 8.1 hereof, and shall be governed, construed and interpreted in all respects in accordance with the laws of the State. Any action brought by the Lender against the Authority may be filed only in a state or federal court located in Baltimore City, Maryland.

        Section 8.6. Headings. The titles or headings to the various articles, sections and subsections of this Agreement have been inserted for convenient reference purposes only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. As used herein the singular shall include the plural and vice versa.

        Section 8.7. No Individual Liability. No covenant or agreement contained in this Agreement or in any of the other Operative Agreements shall be deemed to be the covenant or agreement of any agent or employee of the Authority or the Department of Business and Economic Development (the "Department") or the State executing this Agreement or any of the other Operative Agreements entered into by the Authority, nor shall any agent or employee of the Authority, the Department or the State be liable personally on this Agreement or any of the other Operative Agreements entered into by the Authority or be subject to any personal liability or accountability by reason of the issuance, execution or delivery thereof.

        Section 8.8. Final Agreement. This Agreement contains the final and entire agreement and understanding of the parties, and any terms and conditions not set forth in this Agreement are not a part of this Agreement and the understanding of the parties hereof.

        Section 8.9. Amendment. This Agreement may be amended or altered only in writing signed by the Authority and the Lender.

       Section 8.10. Borrower and Guilford Not Third Party Beneficiaries. The Lender and the Authority agree that they do not intend that the Borrower and Guilford be intended third party beneficiaries of this Agreement. The Lender and the Authority agree that they may, by mutual agreement, vary the terms of this Agreement without consulting with or notifying the Borrower or Guilford.

       Section 8.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.







                    [SIGNATURES APPEAR ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Insurance Agreement under their respective seals, as of the day and year first above written.

WITNESS:                      MARYLAND INDUSTRIAL DEVELOPMENT
                                    FINANCING AUTHORITY



                              By:  /s/ D. Gregory Cole     (SEAL)
-------------------------          ------------------------
                                    D. Gregory Cole,
                                    Executive Director


WITNESS:                      FIRST UNION NATIONAL BANK



                              By:  /s/ Louis E. Flori      (SEAL)
-------------------------          ------------------------
                                    Louis E. Flori,
                                    Vice President